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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 23, 2003


                             ----------------------



                     NORTH AMERICAN TECHNOLOGIES GROUP, INC.
               (Exact name of registrant as specified in charter)



   Delaware                      0-16217                     33-0041789
(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)              identification no.)
incorporation)



                   14315 West Hardy Road, Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 847-0029
              (Registrant's telephone number, including area code)


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                              ITEM 5. OTHER EVENTS

HOUSTON January 23, 2003 -- North American Technologies Group, Inc., (NASDAQ:
NATK), an innovative producer of composite-based products made from recycled raw materials, announced today that it has raised $2.4 million in convertible debt and equity. The press release is attached hereto as Exhibit 99.1.

This press release may contain forward-looking statements involving risks and uncertainties. Statements in this press release that are not historical, including statements regarding management intentions, beliefs, expectations, representations, plans or predictions of the future are forward-looking statements within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These risks include, but are not limited to, fluctuations in financial results, availability and customer acceptance of products and services, the impact of competitive products, services and pricing, and general market trends and conditions. For a discussion of other potential factors that could cause actual results to vary materially from expectations, reference is made to North American Technologies Group's respective annual and quarterly reports filed with the Securities and Exchange Commission.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                                    /s/ Henry W. Sullivan
                                    --------------------------------------------
                                    Henry W. Sullivan, President and CEO

Dated: January 23, 2003